UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 24, 2006


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                    Lincoln Educational Services Corporation
               (Exact Name of Registrant as Specified in Charter)

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        New Jersey                 000-51371                    57-1150621
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                     Identification No.)

         200 Executive Drive, Suite 340
         West Orange, New Jersey 07052                             07052
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (973) 736-9340

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition
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         On February 28, 2006, Lincoln Educational Services Corporation (the
"Company") issued a press release announcing, among other things, its results of operations for the fourth quarter and twelve months ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto. The information contained under this Item 2.02 in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
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         (d) On February 27, 2006, the Company announced that it has appointed
J. Barry Morrow and Celia Currin to its Board of Directors, effective immediately. Mr. Morrow will serve on the Company's Nominating and Corporate Governance Committee and Ms. Currin will serve on the Company's Audit Committee. A copy of the press release announcing Mr. Morrow's and Ms. Currin's appointments is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits
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(c)      Exhibits
         99.1 Press release of Lincoln Educational Services Corporation dated February 28, 2006

         99.2 Press release of Lincoln Educational Services Corporation dated February 27, 2006.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       LINCOLN EDUCATIONAL SERVICES CORPORATION



Date: February 28, 2006
                                       By:    /s/      Cesar Ribeiro
                                          --------------------------------------
                                          Name:  Cesar Ribeiro
                                          Title: Vice President, Chief Financial
                                                 Officer and Treasurer